INDEXIQ ACTIVE ETF TRUST

IQ Winslow Large Cap Growth ETF

IQ Winslow Focused Large Cap Growth ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 13, 2024 (“Supplement”) to each Fund’s Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”), each dated August 31, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of IndexIQ Active ETF Trust approved the following changes to each Fund, which will take effect on or about August 28, 2024.

Each Fund’s structure will change from a semi-transparent active exchange-traded fund (“ETF”), which does not publicly disclose all its actual portfolio holdings on a daily basis, to a fully transparent active ETF in which each Fund will publicly disclose all of its actual portfolio holdings on a daily basis in reliance on Rule 6c-11 under the Investment Company Act of 1940.

In connection with this change, each Fund will no longer disclose a portfolio transparency substitute (the “Proxy Portfolio”) and certain related information about the relative performance of the Proxy Portfolio and the Fund’s actual portfolio holdings. In addition, with the change from a semi-transparent structure, each Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”).

Accordingly, as a result of the changes described above, all references to the semi-transparent structure, Proxy Portfolio, the Order, and related disclosures in each Fund’s Summary Prospectus, Prospectus and SAI will be deleted in their entirety.

If you have any questions, please call (888) 474-7725 or visit newyorklifeinvestments.com/etf.

Investors Should Retain This Supplement for Future Reference

ME16s-06/24